Address: 201 Center Road, Suite Two Venice, Florida 34285 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman Deborah C. Pecheux Emmett V. Weber R. G. "Kelly" Caldwell, Jr., President

Supplement
Dated June 20, 2005
to
Prospectus
and
Statement Of Additional Information
of
C/Funds Group, Inc.
Dated February 25, 2005

It is with great sadness that we report that Mr. William L. Adams, a member of the Board of Directors of C/Funds Group, Inc., has passed away. The disinterested Board Members have not yet identified a nominee to serve out Mr. Adams' current term. We will announce that nomination as soon as it occurs.

/s/ Roland G. Caldwell, Jr.

Roland G. Caldwell, Jr.
President